EXHIBIT 10(p)

                                TERM SHEET
                                    for
                             CHARLES F. MARCY
                        CEO OF SEALRIGHT CO., INC.


1.   Position
         President and CEO

         Board of Directors

2.   Cash Compensation
         $50,000 initial payment

         $300,000 annual base salary

         $150,000 guaranteed bonus through December 31, 1996, pro rated for 1995; Bonus Plan could be a maximum of 75% of base salary if objectives are met

3.   Stock Options/Stock Bonus
         Options for 100,000 shares, to be divided between incentive stock options (maximum allowed) and non-qualified options, vesting over 5 years from date of grant and exercisable for 10 years; all these options will best upon a change of control of Sealright

         Participation in Stock Bonus Plan when adopted

4.   Fringe Benefits
         Golf club membership

         Automobile

         Tax return preparation

         Annual physical

         4 weeks of vacation

         All other benefits available to executive officers

5.   Relocation Package
         All benefits under Sealright's policy

         Sealright will reimburse any loss on present home up to $75,000 (grossed up for taxes)

6.   Severance Package
         Upon termination by Company, payment of 24 months' salary

     A separate non-disclosure/non-compete agreement will be required.